UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 3, 2005 (May 31, 2005)

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23378 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300,
Chesterfield, Missouri 63017
(Address of principal executive offices) (Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 31, 2005, Thermadyne Holdings Corporation (the “Company”) appointed Steven W. Fray as Vice President Finance and Global Controller of the Company. In that capacity, Mr. Fray, who is 41 years old, will serve as the Company’s principal accounting officer. Prior to his employment by the Company, Mr. Fray served as Corporate Controller for NN, Inc. from August 2001 through May 2005. Mr. Fray served as Division Controller for NN, Inc. from December 1999 through August of 2001. NN, Inc. is a publicly-traded global manufacturer of precision bearing components.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2005

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Patricia S. Williams
Patricia S. Williams
Vice President and General Counsel

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